Exhibit 99.5

Willbros Group, Inc. acquisition of InfrastruX Group, Inc. March 2010

2 2 Forward Looking Statements This presentation contains forward looking statements. All statements, other than statements of historical facts which address activities, events or developments the Company expects or anticipates will or may occur in the future, are forward looking statements. A number of risks and uncertainties could cause actual results to differ materially from these statements. These risk factors are described in the Company's documents and reports filed with the SEC. The Company assumes no obligation to update publicly such forward looking statements, whether as a result of new information, future events or otherwise. This presentation contains non-GAAP numbers, and a reconciliation is provided in the Appendix.

3 3 Willbros Values: Guiding our Business Practices

4 4 Management Representatives Randy Harl, President & CEO Van Welch, Senior Vice President & CFO Michael Collier, Vice President, Investor Relations, Sales & Marketing Michael Lennon, President & CEO

5 5 Willbros Vision To be a leading provider of diversified professional services including engineering, consulting, logistics, construction and maintenance by addressing solutions for asset development and lifecycle extension to the global infrastructure and government services markets Services Leverage Capabilities Beyond the Hydrocarbon Value Chain Diversify Markets Services Power Government Geographies

6 InfrastruX: A Leading T&D Service Provider 6 InfrastruX is one of the largest national providers of electric power and natural gas transmission & distribution maintenance and construction solutions Provides end-to-end electric power and natural gas T&D infrastructure services that cover the delivery spectrum from source to end user Capital investment opportunity of over $50 billion through 2020(1) Delivery capabilities from regional operating centers based in South Central, Midwest and East Coast, three major energy corridors Unique 10 year alliance agreement with Oncor provides enhanced visibility and exposure to Texas transmission construction (CREZ) Maintains a highly skilled workforce of over 4,400 employees(2) (1) Edison Electric Institute - February 2010. (2) As of June 30, 2009.

7 Rationale: Growth, Diversification and Scale Infrastrux provides significant opportunities in combination with Willbros Growth Forecasted significant growth in transmission spending Cross Selling Enhanced midstream offerings for emerging shale plays EPC Diversification New end markets Geographies Scale Enhanced revenue stability 7

8 8 8 8 Transaction Overview Transaction Acquisition of 100% of InfrastruX Group, Inc. ("InfrastruX") Consideration $480 million of upfront consideration $360 million of cash $120 million of new Willbros shares issued ~7.9 million new shares or 19.99% of Willbros' shares outstanding1 Up to $125 million of contingent consideration Based on achieving specified EBITDA targets for 2010 and 2011 Financing New $300 million term loan and $175 million revolver (undrawn at close) ^ Existing InfrastruX credit facility will be repaid Financial Impact Accretive to 2011E GAAP earnings Board of Directors 2 new board seats to Tenaska Power Fund, L.P. nominated representatives (expanding board to 10 directors) Leadership Team Michael Lennon, current InfrastruX CEO, to become President of the Electric Transmission and Distribution ("T&D") Segment Expected Closing Early Q2 (1) Based on 10 day average closing price for Willbros of $15.11

9 Structure Mitigates Risk Assumes No Earn-out Paid Total Consideration: $480 million Total Consideration: $605 million ($ in millions) Assumes Full Earn-out Paid (1) Based on median IBES estimates. (2) Based on mid-point of Willbros management estimates. (3) Represents mid-point of guidance implying no earn-out paid in 2010E. Assumes 2011E EBITDA is below the minimum threshold of $80 million. (4) Represents maximum EBITDA before earn-out payments begin. (5) Assumes EBITDA exceeds 2011E EBITDA target and is sufficient to fully earn bonus earn-out payment.

10 InfrastruX Well Positioned to Rebound in 2010 ($ in millions) Increased electric transmission opportunities particularly in Texas Full year impact of cost cutting initiatives Normalization of storm volumes Anticipated increase in bid volumes in Northeast Upturn in gathering work associated with new shale plays 2009 to 2010 EBITDA Bridge

11 Enhances Natural Gas Services and Footprint 11 Pipeline ? ? Electric T&D ? ? ? Downstream ? ? International1 ? ? Enterprise Value $ 860 $ 3,450 $ 330 $ 398 2010E EBITDA2 1553 469 40 52 2010E EV / EBITDA 5.6x 7.4x 7.1x 7.6x (1) Outside North American markets (2) Based on IBES median estimates. (3) Based on mid-point of Willbros management guidance. ($ in millions)

Expands Breadth of Service Offering

WILLBROS → Infrastrux GROUP

Downstream
- Turnarounds
- Manufacturing
- Turnkey Projects / Engineering
- Field Services
- Tank Services / Construction
- Construction
- Heater Services
- Safety Services
- Gov't Services

Upstream
- Pipeline Construction
- Engineering
- Pipeline M&M
- Slurry Line Maintenance
- Spool Fabrication
- Field Maintenance
- Mod Fab / Assembly
- Rig Moving
- Heavy Hauling

Natural Gas T&D
- Transmission
- Distribution
- Gas & Oil Field Services
- Pipeline Integrity
- Emergency Restoration

Electric T&D
- Transmission (OH & UG)
- Substation
- Distribution (OH & UG)
- Cable Restoration (CableCURE®)
- Smart Grid Installation
- Emergency Storm Restoration

Specialty Services
- Utility Line Locating
- Gas Leak Detection & Stray Voltage
- Large-bore Horizontal Directional Drilling
- Telecommunications
- Civil
- Leak Detection







12

WILLBROS March 2010

13 13 (1) Edison Electric Institute Aging electric power infrastructure Congested and regionalized infrastructure is inefficient to meet growing power demands, prompting construction of new infrastructure New electricity sources (alternative energy) require building significant new transmission infrastructure The Oncor alliance demonstrates a trend toward alliances with customers Regulatory environment supports and promotes electric infrastructure investment Transmission Investment Growth(1) Favorable Long-Term Market Trends Investment in Transmission (in 2008 Real $Bn) CAGR: 10.1%

14 Texas CREZ Moving Forward The Public Utility Commission of Texas ("PUCT") designated five Competitive Renewable Energy Zones ("CREZ") to develop and construct up to 25,000 MW of wind capacity by 2025 $4.9 billion of total transmission projects awarded in January 2009 $1.3 billion (27% of the total) allocated to Oncor 14 14 CREZ Allocation(1) ($ millions) CREZ Allocation(1) ($ millions) Oncor $1,340 Electric Transmission Texas 789 Lower Colorado River Authority 750 Lone Star Transmission 564 Wind Energy Transmission Texas 402 Sharyland Utilities 394 Cross Texas Transmission 390 Other1 300 Total $4,929 Source: Wind Coalition (2008). (1) Projects worth $300 million spread across six other providers.

15 MSAs and Alliance Agreement Provide Visibility InfrastruX's long-term contracts provide a stable and predictable revenue stream Master Service Agreements ("MSAs") Alliance with Oncor MSAs allow integration into the planning stages on larger projects, increasing the likelihood of securing bid work MSAs account for about 75% of 2009 revenue Usually 1-3 years in duration High renewal rate Backlog of $475 million includes only revenue expected to be realized in the next 12 months A significant number of MSAs are with market leaders with whom InfrastruX has long term relationships 15

16 Complementary Infrastructure Service Capabilities 16 16 InfrastruX is a full service provider of maintenance and construction services, delivering a comprehensive depth, breadth and quality of service Electric T&D Natural Gas T&D Generating Stations Transmission Lines Substations Distribution Lines End-users Producing Wells Gathering Lines Distribution Lines End-users Compressor Stations Transmission Lines

17 Summary: Transformational Acquisition Growth Diversification Scale Value

Appendix

19 19 Overview of Willbros and InfrastruX 19 19 Financial Revenue By Geography Revenue By Segment Upstream Downstream Electric T&D Natural Gas T&D Specialty Services Note: Based on 2009 revenue. InfrastruX Electric T&D segment includes specialty services. (1) Based on mid-point of WIllbros management guidance. ($ in millions) LTM Revenue $ 1,260 $ 600 2010E Adj. EBITDA Guidance1 90 65 Backlog 392 474

20 InfrastruX Long-Term Customer Relationships 20 Customer End Market Length of Relationship Length of Relationship Electric 50+ yrs Electric 50+ yrs Electric 41 yrs Gas 34 yrs Gas 28 yrs Electric / Gas 21 yrs Gas 15 yrs Relationships enable InfrastruX to participate in planning of large projects, increasing the likelihood of securing bid work Provides cross-selling opportunities Typically contracted through MSAs (which represent approximately 70% of total annual revenues) Usually 1-3 year contracts

21 Solid Geographic Base with Areas for Expansion 21 Electric and Natural Gas T&D customers are concentrated in the South Central, Midwest and East Coast regions of the U.S. Operates from 150+ locations throughout the U.S. Covers all primary natural gas shale plays Covers all primary natural gas shale plays Covers all primary natural gas shale plays Covers all primary natural gas shale plays Covers all primary natural gas shale plays

22 22 Strong Pro Forma Liquidity and Capitalization ($ in millions, except per share data) (1) Pro forma EPS includes the impact of a $7 million of tax-effected transaction costs (EPS $0.15) (2) Includes the impact of $11 million of transaction related costs. (3) Represents the net carrying amount after unamortized discount. (4) Represents midpoint of Willbros management guidance. (5) Reflects approximately $35 million of letters of credit outstanding.

23 EBITDA Reconciliation 23 Source: Willbros management guidance (*) Excludes $3.7 million in accelerated vesting of stock awards, included in stock based compensation line item. Excludes non recurring adjustments to InfrastruX from January 1, 2010 up to closing date. ($ in millions)

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